UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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NOBLE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. NOBLE CORPORATION Annual Meeting April 29, 2011 April 29, 2011 3:00 PM LST March 04, 2011 Dorfstrasse 19A 6340 Baar Zug, Switzerland

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2011 to facilitate timely delivery.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Lawrence J. Chazen 02 Jon A. Marshall 03 Mary P. Ricciardello The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval of the 2010 Annual Report, the Consolidated Financial Statements of the Company for fiscal year 2010 and the Statutory Financial Statements of the Company for fiscal year 2010 3 Approval of the creation of a reserve through appropriation of retained earnings 4 Approval of a capital reduction by cancellation of certain shares held in treasury 5 Approval of an extension of Board authority to issue authorized share capital until April 28, 2013 6 Approval of a return of capital in the form of a par value reduction in an amount equal to Swiss francs 0.52 per share 7 Approval of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2011 and the election of PricewaterhouseCoopers AG as statutory auditor for a one-year term 8 Approval of the discharge of the members of the Board of Directors and the executive officers of the Company for fiscal year 2010 9 Approval, on an advisory basis, of the compensation of the Company’s named executive officers

Voting Instructions Voting items Continued The Board of Directors recommends you vote 3 YEARS on the following proposal: 10 Advisory vote on frequency of the executive compensation advisory vote NOTE: Such other business as may properly come before the meeting or any adjournment thereof.